Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of March 20, 2015 by and among: (i) Tempus Applied Solutions, LLC, a Delaware limited liability company (the “Company”); (ii) each of the Persons set forth on Annex A to the Merger Agreement (as defined below) (the “Members”, and, together with the Company, the “Seller Parties”); (iii) Benjamin Scott Terry and John G. Gulbin III, together in their capacity as Members’ Representative solely for purposes specified in the Merger Agreement (the “Members’ Representative”); (iv) Chart Acquisition Corp., a Delaware corporation (“Parent”); (v) Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“Pubco”); (vi) Chart Merger Sub Inc., a Delaware corporation (“Parent Merger Sub”); (vii) TAS Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub” and together with Parent Merger Sub, the “Merger Subs”); (viii) Chart Acquisition Group LLC, in its capacity as the representative for the equity holders of Parent and Pubco (other than the Members and their successors and assigns) in accordance with the terms and conditions of the Merger Agreement (the “Chart Representative”); and (ix) Chart Acquisition Group LLC, Mr. Joseph Wright and Cowen Investments LLC (together, the “Warrant Offerors”), solely for the purposes specified in the Merger Agreement. The Company, the Members, the Members’ Representative, Parent, Pubco, Parent Merger Sub, Company Merger Sub and the Chart Representative (and for the limited purposes indicated in the Merger Agreement, the Warrant Offerors) are referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement.

RECITALS

WHEREAS, the Parties have entered into the Agreement and Plan of Merger, dated as of January 5, 2015, by and among the Parties (as amended, including by this Amendment, the “Merger Agreement”), which sets forth the Parties’ rights and obligations with respect to the Transactions; and

WHEREAS, the Parties desire to amend the Merger Agreement to reflect the revised agreement among the Parties with respect to the Transactions.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the Parties agree as follows:

1. Amendment to Definition of Base Company Value. Appendix A to the Merger Agreement is hereby amended to replace the amount “Fifty-Two Million Five Hundred Thousand U.S. Dollars ($52,500,000)” in the definition of “Base Company Value” with the amount “Thirty-Seven Million U.S. Dollars ($37,000,000)”.

2. Amendment to Earnout. Section 1.16 of the Merger Agreement is hereby amended as follows:

(a) the date “June 30, 2016” in clause (i) of Section 1.16(a) of the Merger Agreement is hereby deleted and replaced with the date “December 31, 2017”;

(b) the following is hereby added immediately prior to clause (i) in Section 1.16(b) of the Merger Agreement: “(i) 1,550,000 Earnout Shares if the Adjusted TTM EBITDA as of the end of any two (2) consecutive fiscal quarters of Pubco during the Earnout Period is greater than $14,100,000 for each such fiscal quarter,”;

(c) the number “4,750,000” in clause (ii) of Section 1.16(b) of the Merger Agreement is hereby deleted and replaced with the number “6,300,000”; and

(d) the sequential numbering of clauses (i) and (ii) in Section 1.16(b) of the Merger Agreement prior to giving effect to this Amendment is hereby amended to make them clauses (ii) and (iii).

3. Amendment to Deductible. Section 9.4(a) of the Merger Agreement is hereby amended to replace the amount of “Five Hundred Thousand Dollars ($500,000)” in the first sentence thereof with the amount “Three Hundred Fifty Thousand Dollars ($350,000)”.

4. Nasdaq Requirements. The Parties hereby acknowledge that Parent is no longer listed on Nasdaq, and waive (i) any requirements under the Merger Agreement for Parent or Pubco to be listed on Nasdaq or comply with Nasdaq’s requirements and (ii) any breach of the Merger Agreement for Parent or Pubco failing to so be listed or to comply. Without limiting the foregoing, the Merger Agreement is hereby amended as follows:

(a) Section 5.5(d) of the Merger Agreement is hereby amended to delete the following phrase at the end of such Section: “including, without limitation, with respect to Parent, any rules or regulations of Nasdaq”.

(b) Section 5.6 of the Merger Agreement is hereby amended to delete the second sentence thereof in its entirety.

(c) Section 6.23 of the Merger Agreement is hereby deleted in its entirety and replaced with the following: “[Reserved].

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Merger Agreement and the other Transaction Documents are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Merger Agreement or any other Transaction Document, or any other right, remedy, power or privilege of any Party, except as expressly set forth herein. Any reference to the Merger Agreement in the Merger Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Merger Agreement, as amended by this Amendment (or as the Merger Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). Sections 12.1 through 12.7 and 12.9 through 12.16 of the Merger Agreement are hereby incorporated herein by reference and apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Agreement and Plan of Merger as of the date first above written.

PARENT:

CHART ACQUISITION CORP.

By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: President

PUBCO:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: President

MERGER SUBS:

CHART MERGER SUB INC.

By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: President

TAS MERGER SUB LLC

By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Agreement and Plan of Merger]

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CHART REPRESENTATIVE:

CHART ACQUISITION GROUP LLC

By: The Chart Group L.P.

	By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: Manager

WARRANT OFFERORS:

CHART ACQUISITION GROUP LLC

By: The Chart Group L.P.

	By:	/s/ Christopher D. Brady
Name: Christopher D. Brady
Title: Manager

/s/ Joseph Wright
Joseph Wright

COWEN INVESTMENTS LLC

By:	/s/ John Holmes
Name: John Holmes
Title: Chief Operating Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Agreement and Plan of Merger]

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COMPANY:

TEMPUS APPLIED SOLUTIONS, LLC

By:	/s/ Benjamin Scott Terry
Name: Benjamin Scott Terry
Title: Manager

MEMBERS’ REPRESENTATIVE:

/s/ Benjamin Scott Terry
Benjamin Scott Terry

/s/ John G. Gulbin III
John G. Gulbin III

MEMBERS:

/s/ Benjamin Scott Terry
Benjamin Scott Terry

/s/ John G. Gulbin III
John G. Gulbin III

/s/ Joshua Paul Allen
Joshua Paul Allen

EARLY VENTURES, LLC

By:	/s/ Sheldon Early
Name: Sheldon Early
Title: President

/s/ Rober Lee Priest, Jr.
Robert Lee Priest, Jr.

[Signature Page to First Amendment to Agreement and Plan of Merger]

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